UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

(Check the appropriate box):

☐	Preliminary Proxy Statement

☐	Confidential, For Use Of The Commission Only (As Permitted By Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

BGC Group, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-(6)(i)(1) and 0-11.

BGC GROUP, INC. 499 PARK AVENUE, 3RD FLOOR NEW YORK, NY 10022 Your Vote Counts! BGC GROUP, INC. 2023 Annual Meeting Vote by November 13, 2023 11:59 PM ET. For shares held in a Plan, vote by November 10, 2023 11:59 PM ET. V23704-P97703 You invested in BGC GROUP, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on November 14, 2023. Get informed before you vote View the Notice of Internet Availability of Proxy Materials and Proxy Statement and the 2022 Annual Report and voting instructions online OR you can receive a free paper or email copy of the material(s) by requesting prior to October 31, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Vote Virtually at the Meeting* Point your camera here and November 14, 2023 vote without entering a 10:00 a.m. Eastern Time control number Virtually at: www.virtualshareholdermeeting.com/BGC2023 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Voting Items Recommends 1. Election of Directors Nominees: 01) Howard W. Lutnick 04) Linda A. Bell 02) David P. Richards 05) William D. Addas For 03) Arthur U. Mbanefo 2. Approval of the ratification of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for For fiscal year 2023. 3. Approval, on an advisory basis, of executive compensation. For NOTE: To vote by mail, please sign, date and return a proxy card using the enclosed envelope. To vote by Internet, please visit www.proxyvote.com, and follow the instructions. To vote by telephone, call 1-800-690-6903 and then follow the instructions. In addition, the proxy holders may vote in their discretion on such other business as may properly come before the meeting or any adjournment or postponement thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.